MANAGERS TRUST II

MANAGERS LARGE-CAP FUND

(the “Fund”)

Supplement dated April 1, 2005 to the Prospectus dated April 1, 2004
(as supplemented March 23, 2005)

The following information supersedes any information to the contrary relating to the Fund contained in the Fund’s Prospectus dated April 1, 2004, as supplemented March 23, 2005:

Managers Large-Cap Fund

At a meeting held on March 4, 2005, the Fund’s Board of Trustees approved the appointment of The Renaissance Group LLC (“Renaissance”), a majority-owned subsidiary of Affiliated Managers Group, Inc., the parent of the Fund’s investment manager, Managers Investment Group LLC (the “Investment Manager”). Renaissance, located at 625 Eden Park Drive, Suite 1200, Cincinnati, OH, will replace Chicago Equity Partners, LLC as Subadvisor of the Fund effective April 1, 2005.

At their March 4, 2005 meeting, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), unanimously approved the termination of the subadvisory agreement between the Investment Manager and Chicago Equity Partners, LLC (the “CEP Agreement”) and unanimously approved an interim subadvisory agreement between the Investment Manager and Renaissance (the “Renaissance Agreement”) with terms and conditions substantially the same as the CEP Agreement, effective April 1, 2005. Accordingly, as of April 1, 2005, Renaissance will serve as the Subadvisor to the Fund and will exercise day-to-day responsibility for managing the Fund’s portfolio.

Under the terms of the Renaissance Agreement, Fund shareholders must approve a new subadvisory agreement before September 1, 2005 in order for Renaissance to serve as the Fund’s Subadvisor beyond that date. The Trust currently intends to call a meeting of Fund shareholders (the “Special Meeting”) prior to September 1, 2005 to seek shareholder approval of (a) the Renaissance Agreement, and (b) an ongoing subadvisory agreement with Renaissance to be effective from the date of shareholder approval going forward. The Fund will file a proxy statement with the Securities and Exchange Commission regarding approval of the foregoing subadvisory agreements and will provide shareholders with a definitive proxy statement containing more detailed information regarding the subadvisory agreements and the transaction described above prior to the Special Meeting. Shareholders are urged to read the definitive proxy statement when it becomes available.

As of December 31, 2004, Renaissance had approximately $908 million in assets under management. Renaissance provides investment services to pension funds, endowments, foundations and individuals. The Fund will be managed by a team of three Portfolio Managers with an average of 19 years industry experience. The Portfolio Managers are Michael E. Schroer, Paul A. Radomski and Joe G. Bruening. Mr. Schroer, CFA, Managing Partner and Chief Investment Officer, has been employed by Renaissance since 1984. Mr. Radomski, CPA, CFA and Managing Partner, has been with Renaissance since 1987. Mr. Bruening, CFA and Partner, has been with the firm since 1998.

All references to Chicago Equity Partners, LLC under the heading “Portfolio Management of the Fund” shall now refer to Renaissance.

Related Name Change

In connection with the Subadvisor change, the Fund has changed its name to “Renaissance Large-Cap Equity Fund” effective April 1, 2005.

April 1, 2005